UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

BARFRESH FOOD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41228	27-1994406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12100 Wilshire Boulevard, 8th Floor, Los Angeles, California 90025

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 598-7113

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.000001 par value	BRFH	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on Thursday, June 11, 2026, at which meeting the Company’s stockholders voted upon the following matters:

●	The election of six members of the Company’s board of directors;

●	The ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

●	The approval and adoption of an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock to 35,000,000.

Election of Directors

At the annual meeting, all of the Company’s current directors were re-elected. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Name	Votes in Favor	Votes Against
Riccardo Delle Coste	7,490,416	1,338,162
Steven Lang	7,579,535	1,249,043
Joseph M. Cugine	7,506,027	1,322,551
Alexander H. Ware	8,721,301	107,277
Marc Panvier	8,815,290	13,288
Tim Trant	8,793,828	34,750

Ratification of Independent Registered Public Accounting Firm

At the annual meeting, the selection of Eide Bailly LLP as the Company’s independent registered public accounting firm for the Company’s 2026 fiscal year was ratified and approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Ratification and approval of the selection of Eide Bailly LLP	8,934,438	2,317	7,914

Approval and adoption of amendment to Company’s certificate of incorporation to increase authorized common shares

At the annual meeting, the amendment to the Company’s certificate of incorporation to increase the number of authorized common shares was approved and adopted. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Approval and adoption of amendment to certificate of incorporation	8,800,688	18,815	9,075

Additional information regarding each of the matters voted on at the annual meeting is contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2026, and a supplement to the proxy statement filed on April 24, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed:

3.1	Certificate of Amendment of Certificate of Incorporation of Barfresh Food Group Inc. dated June 11, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Barfresh Food Group Inc., a Delaware corporation (Registrant)

Date: June 12, 2026		/s/ Riccardo Delle Coste
	By:	Riccardo Delle Coste
	Its:	CEO